                                 EXHIBIT 10.28

                    SETTLEMENT AGREEMENTS WITH EDWARD JACOBS
                   AND JERRY BALLAH, DATED NOVEMBER 14, 1996.

SETTLEMENT AGREEMENT, MUTUAL RELEASE, ASSIGNMENT OF CLAIMS AND COVENANT NOT TO SUE BY AND BETWEEN EDWARD R. JACOBS AND INCOMNET, INC.

          This Settlement Agreement, Mutual Release, Assignment of Claims and Covenant Not to Sue ("Settlement Agreement") is made as of this 13th day of November, 1996, by and between Edward R. Jacobs, a resident of Orange County, California ("Jacobs"), and Incomnet, Inc., a California corporation ("Incomnet").

          WHEREAS, Jacobs is currently employed as President and Chief Executive Officer of National Telephone & Communications, Inc. ("NTC"), a wholly owned subsidiary of Incomnet;

          WHEREAS, Jerry Ballah ("Ballah") is currently employed as Executive Vice President of NTC;

          WHEREAS, Jacobs entered into certain loan agreements with NTC for the principal amount of $547,240, plus interest, in accordance with the authorization and direction of a unanimously approved resolution of NTC's Board of Directors dated October 12, 1995 ("Jacobs Loan Agreements");

          WHEREAS, Ballah entered into certain loan agreements with NTC for the principal amount of $465,000, plus interest, in accordance with the authorization and direction of a unanimously approved resolution of NTC's Board of Directors dated October 12, 1995 ("Ballah Loan Agreements");

          WHEREAS, Jacobs and Ballah obtained such loans for purposes related to the exercise of certain options ("options") to purchase stock in Incomnet ("ICNT stock");

          WHEREAS, Jacobs and Ballah entered into such loans and exercised such options on margin, which, they allege, resulted in certain losses to Jacobs and Ballah because of activities of Sam D. Schwartz ("Schwartz"), former President and Chief Executive Officer of Incomnet;

          WHEREAS, Jacobs has advised Incomnet that he has certain legal claims against Incomnet, including (i) breach of Jacobs' employment contract and fraud in the inducement, relating, in part, to the failure of Schwartz to provide freely tradable stock pursuant to an agreement between Jacobs and Schwartz; (ii) fraud in the inducement relating to Jacob's exercising the options and margining the ICNT stock; and (iii) certain claims against Incomnet and its former officers and directors and those acting in concert with such persons, related to alleged violations of state and federal law, including those based upon activities by Schwartz;


          WHEREAS, Ballah has advised Incomnet that he has certain legal claims against Incomnet and its former officers and directors and those acting in concert with such persons, related to alleged violations of state and federal law, including those based upon certain activities by Schwartz; and

          WHEREAS, Incomnet and Jacobs agree that it is in their best interest to effect a settlement of any and all claims Jacobs and Ballah may have against Incomnet and any former officers or directors of Incomnet and others and to resolve all outstanding claims and differences between them relating to any such claims, including, but not limited to, alleged violations of state and federal securities laws, upon the terms and in the manner hereinafter set forth.

          NOW, THEREFORE, in consideration of the mutual promises and agreements hereinafter set forth, it is agreed that:

1. To compensate Jacobs for his losses caused by the activities of Schwartz, Incomnet will assume any and all obligations owed by Jacobs pursuant to the Jacobs Loan Agreements, including any and all obligations of Jacobs to repay principal, interest or penalties with respect to such loans, and Incomnet will take any and all necessary steps to have Jacobs released from any and all obligations with respect to such loans effective the first day after the first trade of NTC stock pursuant to the spin-off agreement between Incomnet and NTC dated October 14, 1996. At such time, Incomnet shall execute a formal assumption of this debt by executing the document attached hereto as Exhibit A and NTC shall execute a formal release in the form attached hereto as Exhibit B. The Release executed by NTC and related matters shall be approved by NTC's Board of Directors, in the form attached hereto as Exhibit C.

2. To compensate Ballah for his losses caused by the activities of Schwartz, Incomnet will assume any and all obligations owed by Ballah pursuant to the Ballah Loan Agreements, including any and all obligations of Ballah to repay principal, interest or penalties with respect to such loans, and Incomnet will take any and all necessary steps to have Ballah released from any and all obligations with respect to such loans effective the first day after the first trade of NTC stock pursuant to the spin-off agreement between Incomnet and NTC dated October 14, 1996, if, and only if, Ballah executes a release, covenant not to sue and assignment of claims in the form attached hereto as Exhibit D ("Ballah Settlement") on or prior to January 2, 1998. At such time, Incomnet shall execute a formal assumption of this debt by executing the document attached hereto as Exhibit E and NTC shall execute a formal release by executing the document attached hereto as Exhibit F. The release executed by NTC and related matters shall be approved by NTC's Board of Directors, in the form attached hereto as Exhibit G.

3. To compensate Jacobs for his losses caused by the activities of Schwartz, Incomnet shall pay Jacobs a sum to be calculated by subtracting (a) the aggregate outstanding amount of the principal and accrued interest of the Jacobs and

Ballah Loan Agreements (presently estimated to be $1,012,240) actually assumed by Incomnet pursuant to paragraphs 1 and 2 above from (b) $2,000,000 (Two Million Dollars) on the earlier of (a) the day of the first public offering of stock pursuant to Section II of the spin-off agreement between Incomnet and NTC dated October 14, 1996, or (b) January 2, 1998, provided that on or before such date Ballah executes the Ballah Settlement attached as Exhibit D. Such payment shall be made by certified check or by electronic or wire transfer to a bank or location to be designated by Jacobs. Incomnet's obligation to pay Jacobs the aforesaid sum shall be fully collateralized with 200,000 shares of NTC stock. Incomnet shall turn over to Jacobs or to a mutually acceptable third party the NTC stock as collateral within fifteen (15) days after approval of this Settlement Agreement by Incomnet's Board of Directors. Jacobs or such mutually acceptable third party shall hold the NTC stock until the aforesaid payment to Jacobs by Incomnet is made, at which time such stock shall be promptly returned to Incomnet.

4. Upon satisfaction of the conditions stated in paragraphs 1 and 3 above, Jacobs agrees for himself, his successors, assigns, heirs, executors and administrators, to assign to Incomnet any rights, benefits, demands, causes of action or remedies Jacobs may have relating to any alleged violations of state or federal securities or other laws, including, but not limited to, fraud in the inducement with respect to Jacobs' exercise of warrants or options, or Jacobs' employment agreement and the breach thereof, which may have been committed by any current or former officer, director, shareholder, employee, attorney, accountant, agent, or independent contractor of Incomnet, or any person or entity acting in concert with any such person or entity, prior to the date of execution of this Settlement Agreement. Jacobs further agrees to cooperate in the prosecution of any negotiation or litigation relating to such assigned claims which may be pursued or filed by Incomnet against any current or former officer, director, shareholder, employee, attorney, accountant, agent, or independent contractor of Incomnet, or any person or entity acting in concert with any such person or entity. The purpose of this assignment is to preserve for Incomnet any and all claims otherwise possessed by Jacobs and is not intended to limit any right of contribution which Incomnet may have.

5. Upon satisfaction of the conditions stated in paragraphs 1 and 3, Jacobs further covenants for himself, his successors, assigns, heirs, executors and administrators, not to sue Incomnet or Incomnet's current or former officers, directors, shareholders, employees, attorneys, accountants, agents, independent contractors, or subsidiaries, including any officers or directors thereof, or any person or entity acting in concert with any such person or entity, for any and all claims, demands, causes of action, controversies, agreements, promises, damages, suits, liabilities, obligations, defenses or remedies of any nature whatsoever relating to any alleged violations of state or federal securities or other laws, including, but not limited to, fraud in the inducement with respect to Jacobs' exercise of warrants or options, or Jacobs' employment agreement and the breach thereof, or any other matter with respect to Incomnet, whether known or unknown, up to and including the date of execution of this Settlement Agreement, provided however, that nothing contained herein shall operate or be construed in any way to affect or diminish the obligations incurred pursuant to the terms and conditions of this Settlement Agreement or arising subsequent to the date of execution of this Settlement Agreement.

6. Upon satisfaction of the conditions stated in paragraphs 1 and 3, Jacobs, for himself, his successors, assigns, heirs, executors and administrators, hereby releases, acquits, disclaims and forever discharges any and all claims, demands, causes of action, controversies, agreements, promises, damages, suits, liabilities, obligations, defenses or remedies each or all of them have or may have of any nature whatsoever, whether known or unknown, from the beginning of time up to and including the date of execution of this Settlement Agreement, against Incomnet, its current and former officers and directors (with the specific exception of Schwartz), its attorneys, accountants, shareholders and employees and each of its successors, representatives, attorneys, subsidiaries and their current officers and directors and assigns, provided, however, that nothing contained herein shall operate or be construed in any way to affect or diminish the obligations incurred pursuant to the terms and conditions of this Settlement Agreement or arising subsequent to the effective date of execution of this Settlement Agreement. The foregoing release of Incomnet is not intended to affect or impair the assignment by Jacobs of any and all claims assigned to Incomnet pursuant to Paragraph 4, or to limit any right of contribution Incomnet may have.


7. Effective upon the signing of this Settlement agreement, Incomnet and its predecessors, successors and assigns hereby release, acquit, disclaim and forever discharge any and all claims, demands, causes of action, controversies, agreements, promises, damages, suits, liabilities, obligations, defenses or remedies each or all of them have or may have of any nature whatsoever, whether known or unknown, from the beginning of time up to and including the date of execution of this Settlement Agreement, against Jacobs, and each of his representatives, attorneys, and assigns, provided, however, that nothing contained herein shall operate or be construed in any way to affect or diminish the obligations incurred pursuant to the terms and conditions of this Settlement Agreement or arising subsequent to the date of execution of this Settlement Agreement.

8. Effective upon the execution by Ballah of the Release, covenant not to sue and assignment of claims in the form attached hereto as Exhibit D and delivery of such executed document to Incomnet, Incomnet and its predecessors, successors and assigns hereby release, acquit, disclaim and forever discharge any and all claims, demands, causes of action, controversies, agreements, promises, damages, suits, liabilities, obligations, defenses or remedies each or all of them have or may have of any nature whatsoever, whether known or unknown, from the beginning of time up to and including the date of execution of this Settlement Agreement, against Ballah, and each of his representatives, attorneys, and assigns, provided, however, that nothing contained herein shall operate or be construed in any way to affect or diminish the obligations incurred pursuant to the terms and conditions of this Settlement Agreement or arising subsequent to the effective date of execution of this Settlement Agreement.

9. Each signatory to this Settlement Agreement warrants and represents that he is authorized to sign on behalf of and to bind the party on whose behalf he signed. Upon the execution of this Settlement Agreement by Incomnet, the same will be submitted for approval by Incomnet's Board of Directors, in the form attached hereto as Exhibit H, within seven (7) days after such execution by Incomnet. If such Board approval has not been obtained within such seven (7) day period, this Settlement Agreement may, at the option of either Jacobs or Incomnet, be terminated.

10. Subject to and consistent with the intent and the provisions of this Settlement Agreement, the parties hereto agree to execute such documents and take such actions as may be necessary to carry out the intent and provisions of the Settlement Agreement.

11. This Settlement Agreement may be executed by the parties listed below in multiple original counterparts, each of which shall be deemed an original, but all of which together shall constitute a single agreement.

12. This Settlement Agreement and the Exhibits attached hereto shall constitute the entire agreement between the parties hereto, shall be binding upon the predecessors, successors or assigns of each, and shall not be modified except upon written agreement of the parties.

13. This Settlement Agreement is a product of informed negotiations and involves compromises of the parties' previously stated and disputed legal positions. It shall not be construed as an admission of liability by any party to this Settlement Agreement.

14. The terms of this Settlement Agreement shall be and shall remain confidential between the parties hereto and shall not be disclosed to any person or entity, other than (i) the officers, directors, accountants, auditors, insurers, or reinsurers, of a party; (ii) in filings with governmental agencies as may be necessary to fulfill specific and necessary filing obligations; (iii) by order of a court of competent jurisdiction; (iv) by any party to its legal counsel; (v) by any party in an action to enforce the terms of this Settlement Agreement (in which event the party seeking enforcement shall have such action filed and proceed under seal unless and until otherwise ordered by the relevant court); and/or (vi) by written consent of the other party hereto. The parties agree to notify each other promptly in the event any of them receives any request, discovery request, subpoena or court order calling or potentially calling for production or disclosure of this Settlement Agreement, and to use their best efforts to obtain a protective order preventing the disclosure of same. The parties further agree to notify each other promptly in the event any of them determines it may be necessary to disclose this Settlement Agreement to any government agency.

15. Any party which obtains judicial relief as the result of a material breach of the terms and conditions of this Settlement Agreement by the other party to this Settlement Agreement shall be entitled to recover its reasonable attorneys' fees and costs in such proceeding from the breaching party.

16. Any notice required to be submitted pursuant to this Settlement Agreement shall be provided to Melvyn Reznick, President and Chief Executive Officer of

Incomnet Inc. (or his successor) on behalf of Incomnet and to Edward R. Jacobs, personally, at the corporate offices of NTC or any other address which he designates.

17. This Settlement Agreement shall be interpreted in accordance with and governed by the laws of the State of California.

18. It is expressly understood and agreed that each party expressly and voluntarily waives and relinquishes all rights and benefits under Section 1542 of the California Civil Code as well as all of the provisions of all comparable similar statutes of any State of the United States and/or principles of common law, if in any way applicable to this Settlement Agreement. The parties acknowledge that this waiver and relinquishment is an essential and material term of this Settlement Agreement without which the consideration described herein would not have been given and delivered and without which the parties subject hereto would not have executed and delivered this Settlement Agreement.
Section 1542 of the California Civil Code provides as follows:

     "GENERAL RELEASE - CLAIMS EXTINGUISHED:

     A GENERAL RELEASE DOES NOT EXTEND TO CLAIMS WHICH A CREDITOR DOES NOT KNOW OR SUSPECT TO EXIST IN HIS FAVOR AT THE TIME OF EXECUTING THE RELEASE, WHICH IF KNOWN BY HIM MUST HAVE MATERIALLY AFFECTED HIS SETTLEMENT WITH THE DEBTOR."

     A. The parties acknowledge that the effect and import of this Settlement Agreement and of the waivers contained in Paragraphs 6-8 above and this Paragraph have been explained to them by their own legal counsel, or that they have had the opportunity but have chosen not to retain legal counsel, particularly in regard to the above releases. With this knowledge and understanding, the parties each elect to, and do, waive the provisions of
Section 1542 of the California Civil Code and of any similar case or statutory law of other states that may be applicable, and relinquish any rights which they may otherwise have thereunder, to the fullest extent permitted by law, with regard to the above releases, and agree that the above releases shall remain in full force and effect notwithstanding any discovery or existence of any additional or different facts.

     B. The parties acknowledge that should their representatives hereafter discover facts different from, or in addition to, those their representatives now know or believe to be true, including without limitation, facts concerning the matters covered in the recitals above, said parties agree that this Settlement Agreement shall be in, and remain in, full force and effect in all respects, notwithstanding (a) any discovery by them or their representative of such different or additional facts; or (b) the present knowledge, if any, of the parties, or any other person; or (c) whether full disclosure has been made by the parties, or any other person, of all facts presently known to such person. It is the intention of the parties to hereby fully, finally and forever settle and release as against each other all claims referred to in Paragraphs 6-8 above ("Released Claims") and any and all items relative to the Released Claims that now exist, or heretofore have existed between them as set forth herein. In furtherance of such intention, this Settlement Agreement shall be and remain in effect as a full and complete release of all matters covered hereby, notwithstanding the discovery by any of the parties, or their representatives, of the existence of any additional or different claims or the facts relative thereto.

     C. Each of the parties represents and warrants that he or she has had this Settlement Agreement reviewed by legal counsel or other advisors of his or her own choosing and has received independent legal advice from legal counsel and other advisers with respect to the advisability of making this settlement and with respect to the execution of this Settlement Agreement, or has had the opportunity to do so and has freely and voluntarily determined not to do so, and that he or she is executing this Settlement Agreement freely and willingly following such consultation.

Dated:   November       , 1996               Dated:   November 13, 1996
                  ------
Incomnet:                                         Jacobs:
Incomnet, Inc.                               Edward R. Jacobs, personally



By:                                     By:
   ------------------------------          ------------------------------
   Melvyn Reznick, President and                  Edward R. Jacobs
   Chief Executive Officer

                                    EXHIBIT A

                      INCOMNET ASSUMPTION OF DEBT OF JACOBS

          This Assumption of Debt Agreement ("Agreement") is made as of this ______ day of ________________________________________ by Incomnet, Inc., a
California corporation ("Incomnet"), pursuant to a Settlement Agreement, Mutual Release, Assignment of Claims and Covenant Not to Sue executed by and between Edward R. Jacobs, a resident of Orange County, California ("Jacobs"), and Incomnet dated November 13, 1996 ("Settlement Agreement").

          WHEREAS, Jacobs entered into certain loan agreements with National Telephone & Communications, Inc. ("NTC") for the principal amount of $547,240, plus interest, in accordance with the authorization and direction of a unanimously approved resolution of NTC's Board of Directors dated October 12, 1995 ("Jacobs Loan Agreements"); and

          WHEREAS, Incomnet has agreed to assume any and all obligations of Jacobs pursuant to the Jacobs Loan Agreements and the Settlement Agreement.

          NOW, THEREFORE, in accordance with the Settlement Agreement:

          1. Incomnet hereby assumes all obligations owed by Jacobs pursuant to the Jacobs Loan Agreements, including any and all obligations of Jacobs to repay principal, interest or penalties with respect to such loans.

          2. Incomnet will take any and all necessary steps to have NTC release Jacobs from any and all obligations with respect to the Jacobs Loan Agreements.

                         Dated:
                               ---------------------------

                         Incomnet, Inc.


                         By:
                            ------------------------------

                                Melvyn Reznick, President and

                                Chief Executive Officer

                                    EXHIBIT B

                           RELEASE OF EDWARD R. JACOBS

          BY NATIONAL TELEPHONE & COMMUNICATIONS, INC.
          This Release is executed on ________________________, by National Telephone and Communications, Inc. ("NTC"), a Nevada Corporation, in favor of Edward R. Jacobs, a resident of Orange County, California ("Jacobs").

          WHEREAS, Edward R. Jacobs is currently employed by NTC as President and Chief Executive Officer of NTC, a wholly owned subsidiary of Incomnet, Inc. ("Incomnet");


          WHEREAS, Jacobs entered into certain loan agreements with NTC for the principal amount of $547,240, plus interest, in accordance with the authorization and direction of a unanimously approved resolution of NTC's Board of Directors dated October 12, 1995 ("Jacobs Loan Agreements"); and

          WHEREAS, Incomnet has assumed all obligations owed by Jacobs pursuant to the Jacobs Loan Agreements pursuant to a Settlement Agreement, Mutual Release, Assignment of Claims and Covenant Not to Sue executed by and between Jacobs and Incomnet dated November 13, 1996 ("Settlement Agreement").
NOW, THEREFORE, in consideration of the assumption by Incomnet of all obligations owed by Jacobs pursuant to the Jacobs Loan Agreements:

          1. NTC, for itself, its predecessors, successors and assigns, hereby releases, acquits, disclaims and forever discharges Jacobs from any and all debts, liabilities, obligations, promises, covenants, contracts, endorsements, bonds, controversies, actions, causes of action, judgments, damages, expenses, claims and demands whatsoever, in law or in equity, which NTC now has against Jacobs, or hereafter can, shall or may have, for, or by reason of or related to, the Jacobs Loan Agreements (the "Release").

          2. It is expressly understood and agreed that NTC expressly and voluntarily waives and relinquishes all rights and benefits under Section 1542 of the California Civil Code as well as all of the provisions of all comparable similar statutes of any State of the United States and/or principles of common law, if in any way applicable to this Release. The parties acknowledge that this waiver and relinquishment is an essential and material term of this Release without which the consideration described herein would not have been given and delivered and without which NTC would not have executed and delivered this Release. Section 1542 of the California Civil Code provides as follows:

     "GENERAL RELEASE - CLAIMS EXTINGUISHED:

     A GENERAL RELEASE DOES NOT EXTEND TO CLAIMS WHICH A CREDITOR DOES NOT KNOW OR SUSPECT TO EXIST IN HIS FAVOR AT THE TIME OF EXECUTING THE RELEASE, WHICH IF KNOWN BY HIM MUST HAVE MATERIALLY AFFECTED HIS SETTLEMENT WITH THE DEBTOR."

          A. NTC acknowledges that the effect and import of this Release and of the waivers contained in Paragraph 1 above and this Paragraph have been explained to it by its own legal counsel, or that it has had the opportunity but has chosen not to retain legal counsel, particularly in regard to the above releases. With this knowledge and understanding, NTC elects to, and does, waive the provisions of Section 1542 of the California Civil Code and of any similar case or statutory law of other states that may be applicable, and relinquishes any rights which it may otherwise have thereunder, to the fullest extent permitted by law, with regard to the above releases, and agrees that the above releases shall remain in full force and effect notwithstanding any discovery or existence of any additional or different facts.

          B. NTC acknowledges that should its representatives hereafter discover facts different from, or in addition to, those its representatives now know or believe to be true, including without limitation, facts concerning the matters covered in the recitals above, NTC agrees that this Release shall be in, and remain in, full force and effect in all respects, notwithstanding (a) any discovery by it or its representative of such different or additional facts; or
(b) the present knowledge, if any, of the parties, or any other person; or (c) whether full disclosure has been made by the parties, or any other person, of all facts presently known to such person. It is the intention of NTC to hereby fully, finally and forever settle and release as against Jacobs all claims referred to in the Release ("Released Claims") and any and all items relative to the Released Claims that now exist, or heretofore have existed between Jacobs and NTC as set forth herein. In furtherance of such intention, this Release shall be and remain in effect as a full and complete release of all matters covered hereby, notwithstanding the discovery by NTC, or its representatives, of the existence of any additional or different claims or the facts relative thereto.

          C. NTC represents and warrants that it has had this Release reviewed by legal counsel or other advisors of its own choosing and has received independent legal advice from legal counsel and other advisers with respect to the advisability of the execution of this Release, or has had the opportunity to do so and has freely and voluntarily determined not to do so, and that it is executing this Release freely and willingly following such consultation.

                                   Dated:
                                         ------------------------------

                                   National Telephone & Communications, Inc.



                         By:
                            ------------------------------
       Edward R. Jacobs, President and         Chief Executive Officer

     EXHIBIT C

                          UNANIMOUS WRITTEN CONSENT OF

                           THE BOARD OF DIRECTORS OF
                    NATIONAL TELEPHONE & COMMUNICATIONS, INC.
The undersigned, being all of the directors of National Telephone & Communications, Inc., a Nevada Corporation ("Company"), hereby adopt the following resolutions by unanimous written consent in lieu of a meeting pursuant to their authority to do so in the Bylaws of the Company and the laws of the State of Nevada.

RESOLVED, that the release of Edward R. Jacobs by the Company dated ___________ and the Assumption of Debt executed by Incomnet (the "Agreements"), copies of which are attached to this Unanimous Written Consent of the Board of Directors as Exhibits 1 and 2, respectively, are hereby authorized, ratified, adopted and approved. The execution of the Release by Edward R. Jacobs, as the President and Chief Executive Officer of the Company on behalf of the Company is hereby ratified and approved.

RESOLVED, that the Company hereby releases Incomnet, in the form attached as
Exhibit 3, from its obligation to pay to the Company the Jacobs' debt obligations assumed by Incomnet, provided that in the opinion of NTC's independent accounting firm such release and the failure of Incomnet to pay such debt obligations to NTC shall not require NTC to record or reflect the Jacobs debt obligations assumed by Incomnet as a charge to NTC's earnings.

RESOLVED, that the officers and directors of the Company be, and they hereby are, authorized, empowered and directed to do and perform all such acts and things and to sign all such documents, certificates, directions, instruments and statements, whether under the corporate seal of the Company or otherwise, and to take all such other steps as such officer, officers, director or directors shall determine to be necessary and advisable to effectuate the matters set forth in the foregoing resolution, any such determination to be conclusively evidenced by the taking or causing to be taken of such action or the execution and delivery of any such document, certificate, direction, instrument or statement by any such officer, officers, director or directors.

IN WITNESS WHEREOF, this Unanimous Written Consent of the Board of Directors of the Company has been executed on and is effective as of ______________________.

------------------------------          ------------------------------
Edward R. Jacobs                        Jerry Ballah, Director
Director


------------------------------
Melvyn Reznick, Director

                                    EXHIBIT D

              RELEASE, COVENANT NOT TO SUE AND ASSIGNMENT OF CLAIMS

          1. Upon satisfaction of the conditions stated in paragraphs 2 and 3 of the Settlement Agreement, Mutual Release, Assignment of Claims and Covenant Not To Sue executed by and between Edward R. Jacobs and Incomnet dated November 13, 1996 ("Settlement Agreement"), I, Jerry Ballah, agree for myself, my successors, assigns, heirs, executors and administrators, to assign to Incomnet, Inc. ("Incomnet") any rights, benefits, demands, causes of action or remedies I may have relating to any alleged violations of state or federal securities or other laws which may have been committed by any current or former officer, director, shareholder, employee, attorney, accountant, agent, or independent contractor of Incomnet and its subsidiaries, or any person or entity acting in concert with any such person or entity, prior to the date of execution of the Settlement Agreement. I further agree to cooperate in the prosecution of any negotiation or litigation relating to such assigned claims which may be pursued or filed by Incomnet against any current or former officer, director, shareholder, employee, attorney, accountant, agent, or independent contractor of Incomnet, or any person or entity acting in concert with any such person or entity and any other claims which I may have against Incomnet or any current or former officer, director, shareholder, employee, attorney, accountant, agent or independent contractor of Incomnet. The purpose of this assignment is to preserve for Incomnet any and all claims otherwise possessed by me and is not intended to limit any right of contribution which Incomnet may have.

          2. Upon satisfaction of the conditions expressly assumed by Incomnet in the Settlement Agreement, I further covenant for myself, my successors, assigns, heirs, executors and administrators, not to sue Incomnet's current or former officers, directors, shareholders, employees, attorneys, accountants, agents, independent contractors, or subsidiaries, including any officers or directors thereof, or any person or entity acting in concert with any such person or entity, for any and all claims, demands, causes of action, controversies, agreements, promises, damages, suits, liabilities, obligations, defenses or remedies of any nature whatsoever relating to any alleged violations of state or federal securities or other laws, or any other matter with respect to Incomnet, whether known or unknown, up to and including the date of execution of the Settlement Agreement, provided however, that nothing contained herein shall operate or be construed in any way to affect or diminish the obligations incurred pursuant to the terms and conditions of the Settlement Agreement or arising subsequent to the date of execution of the Settlement Agreement.

          3. Upon satisfaction of the conditions stated in paragraphs 2 and 3 of the Settlement Agreement, I, for myself, my successors, assigns, heirs, executors and administrators, hereby release, acquit, disclaim and forever discharge any and all claims, demands, causes of action, controversies, agreements, promises, damages, suits, liabilities, obligations, defenses or remedies each or all of them have or may have of any nature whatsoever, whether known or unknown, from the beginning of time up to and including the date of execution of the Settlement Agreement, against Incomnet, its current and former officers and directors (with the specific exception of Schwartz), its attorneys, accountants, shareholders and employees and each of its successors, representatives, attorneys, subsidiaries and their current officers and directors , and assigns, provided, however, that nothing contained herein shall operate or be construed in any way to affect or diminish the obligations incurred pursuant to the terms and conditions of the Settlement Agreement or arising subsequent to the effective date of execution of the Settlement Agreement. The foregoing release of Incomnet is not intended to affect or impair my assignment of any and all claims to Incomnet pursuant to Paragraph 1 or to limit any right of contribution Incomnet may have.

          4. It is expressly understood and agreed that each party (Ballah and Incomnet) expressly and voluntarily waives and relinquishes all rights and benefits under Section 1542 of the California Civil Code as well as all of the provisions of all comparable similar statutes of any State of the United States and/or principles of common law, if in any way applicable to this Agreement.
The parties acknowledge that this waiver and relinquishment is an essential and material term of this Agreement without which the consideration described herein would not have been given and delivered and without which the parties subject hereto would not have executed and delivered this Agreement. Section 1542 of the California Civil Code provides as follows:

          "GENERAL RELEASE - CLAIMS EXTINGUISHED:

          A GENERAL RELEASE DOES NOT EXTEND TO CLAIMS WHICH A CREDITOR DOES NOT KNOW OR SUSPECT TO EXIST IN HIS FAVOR AT THE TIME OF EXECUTING THE RELEASE, WHICH IF KNOWN BY HIM MUST HAVE MATERIALLY AFFECTED HIS SETTLEMENT WITH THE DEBTOR."

               A. The parties acknowledge that the effect and import of this Agreement and of the waivers contained in Paragraph 3 above, and Paragraph 8 of the Settlement Agreement and this Paragraph have been explained to them by their own legal counsel, or that they have had the opportunity but have chosen not to retain legal counsel, particularly in regard to the above releases. With this knowledge and understanding, the parties each elect to, and do, waive the provisions of
Section 1542 of the California Civil Code and of any similar case or statutory law of other states that may be applicable, and relinquish any rights which they may otherwise have thereunder, to the fullest extent permitted by law, with regard to the above releases, and agree that the above releases shall remain in full force and effect notwithstanding any discovery or existence of any additional or different facts.

          B. The parties acknowledge that should their representatives hereafter discover facts different from, or in addition to, those their representatives now know or believe to be true, including without limitation, facts concerning the matters covered in the recitals above, said parties agree that this Agreement shall be in, and remain in, full force and effect in all respects, notwithstanding (a) any discovery by them or their representative of such different or additional facts; or (b) the present knowledge, if any, of the parties, or any other person; or (c) whether full disclosure has been made by the parties, or any other person, of all facts presently known to such person. It is the intention of the parties to hereby fully, finally and forever settle and release as against each other all claims referred to in Paragraph 3 above and Paragraph 8 of the Settlement Agreement ("Released Claims") and any and all items relative to the Released Claims that now exist, or heretofore have existed between them as set forth herein. In furtherance of such intention, this Agreement shall be and remain in effect as a full and complete release of all matters covered hereby, notwithstanding the discovery by any of the parties, or their representatives, of the existence of any additional or different claims or the facts relative thereto.

          C. Each of the parties represents and warrants that he or she has had this Agreement reviewed by legal counsel or other advisors of his or her own choosing and has received independent legal advice from legal counsel and other advisers with respect to the advisability of making this settlement and with respect to the execution of this Agreement, or has had the opportunity to do so and has freely and voluntarily determined not to do so, and that he or she is executing this Agreement freely and willingly following such consultation.


Dated:                                  By:
      ------------------------------       ------------------------------
                                         Jerry Ballah

Dated:                                       Incomnet, Inc.
      ------------------------------

                    By:
                       ------------------------------
             Melvyn Reznick, President and  Chief Executive Officer

          EXHIBIT E

                      INCOMNET ASSUMPTION OF DEBT OF BALLAH

          This Assumption of Debt Agreement ("Agreement") is made as of this __ day of __________________________ by Incomnet, Inc., a California corporation ("Incomnet"), pursuant to a Settlement Agreement, Mutual Release, Assignment of Claims and Covenant Not to Sue executed by and between Edward R. Jacobs, a resident of Orange County, California, and Incomnet dated November 13, 1996 ("Settlement Agreement").

          WHEREAS, Jerry Ballah ("Ballah") entered into certain loan agreements with National Telephone & Communications, Inc. ("NTC") for the principal amount of $465,000, plus interest, in accordance with the authorization and direction of a unanimously approved resolution of NTC's Board of Directors dated October 12, 1995 ("Ballah Loan Agreements");

          WHEREAS, Incomnet has agreed to assume any and all obligations of Ballah pursuant to the Ballah Loan Agreements and the Settlement Agreement, provided that Ballah executes a Release, Covenant Not To Sue And Assignment of Claims ("Agreement") with Incomnet; and

          WHEREAS, Ballah executed the Agreement with Incomnet on -
______________.

          NOW, THEREFORE, in accordance with the Settlement Agreement and the
Agreement:

          1. Incomnet hereby assumes all obligations owed by Ballah pursuant to the Ballah Loan Agreements, including any and all obligations of Ballah to repay principal, interest or penalties with respect to such loans.

          2. Incomnet will take any and all necessary steps to have NTC release Ballah from any and all obligations with respect to the Ballah Loan Agreements.
                         Dated:
                               ------------------------------

                         Incomnet, Inc.

                         By:
                            ------------------------------
                              Melvyn Reznick, President and
                              Chief Executive Officer

                                    EXHIBIT F

                             RELEASE OF JERRY BALLAH

                  BY NATIONAL TELEPHONE & COMMUNICATIONS, INC.
          This Release is executed on ____________________________, by National Telephone and Communications, Inc. ("NTC"), a Nevada Corporation, in favor of Jerry Ballah ("Ballah"), a resident of Orange County, California.

          WHEREAS, Ballah is currently employed by NTC as Executive Vice President of NTC, a wholly owned subsidiary of Incomnet, Inc. ("Incomnet");

          WHEREAS, Ballah entered into certain loan agreements with NTC for the principal amount of $465,000, plus interest, in accordance with the authorization and direction of a unanimously approved resolution of NTC's Board of Directors dated October 12, 1995 ("Ballah Loan Agreements"); and

          WHEREAS, Incomnet has assumed all obligations owed by Ballah pursuant to the Ballah Loan Agreements pursuant to a Settlement Agreement, Mutual Release, Assignment of Claims and Covenant Not to Sue executed by and between Jacobs and Incomnet dated November 13, 1996 ("Settlement Agreement").

          NOW, THEREFORE, in consideration of the assumption by Incomnet of all obligations owed by Ballah pursuant to the Ballah Loan Agreements:

          1. NTC, for itself, its predecessors, successors and assigns, hereby releases, acquits, disclaims and forever discharges Ballah from any and all debts, liabilities, obligations, promises, covenants, contracts, endorsements, bonds, controversies, actions, causes of action, judgments, damages, expenses, claims and demands whatsoever, in law or in equity, which NTC now has against Ballah, or hereafter can, shall or may have, for, or by reason of or related to, the Ballah Loan Agreements (the "Release").

          2. It is expressly understood and agreed that NTC expressly and voluntarily waives and relinquishes all rights and benefits under Section 1542 of the California Civil Code as well as all of the provisions of all comparable similar statutes of any State of the United States and/or principles of common law, if in any way applicable to this Release. The parties acknowledge that this waiver and relinquishment is an essential and material term of this Release without which the consideration described herein would not have been given and delivered and without which NTC would not have executed and delivered this Release. Section 1542 of the California Civil Code provides as follows:

          "GENERAL RELEASE - CLAIMS EXTINGUISHED:

          A GENERAL RELEASE DOES NOT EXTEND TO CLAIMS WHICH A CREDITOR DOES NOT KNOW OR SUSPECT TO EXIST IN HIS FAVOR AT THE TIME OF EXECUTING THE RELEASE, WHICH IF KNOWN BY HIM MUST HAVE MATERIALLY AFFECTED HIS SETTLEMENT WITH THE DEBTOR."

               A. NTC acknowledges that the effect and import of this Release and of the waivers contained in Paragraph 1 above and this Paragraph have been explained to it by its own legal counsel, or that it has had the opportunity but has chosen not to retain legal counsel, particularly in regard to the above releases. With this knowledge and understanding, NTC elects to, and does, waive the provisions of Section 1542 of the California Civil Code and of any similar case or statutory law of other states that may be applicable, and relinquishes any rights which it may otherwise have thereunder, to the fullest extent permitted by law, with regard to the above releases, and agrees that the above releases shall remain in full force and effect notwithstanding any discovery or existence of any additional or different facts.

          B. NTC acknowledges that should its representatives hereafter discover facts different from, or in addition to, those its representatives now know or believe to be true, including without limitation, facts concerning the matters covered in the recitals above, NTC agrees that this Release shall be in, and remain in, full force and effect in all respects, notwithstanding (a) any discovery by it or its representative of such different or additional facts; or
(b) the present knowledge, if any, of the parties, or any other person; or (c) whether full disclosure has been made by the parties, or any other person, of all facts presently known to such person. It is the intention of NTC to hereby fully, finally and forever settle and release as against Ballah all claims referred to in the Release ("Released Claims") and any and all items relative to the Released Claims that now exist, or heretofore have existed between Ballah and NTC as set forth herein. In furtherance of such intention, this Release shall be and remain in effect as a full and complete release of all matters covered hereby, notwithstanding the discovery by NTC, or its representatives, of the existence of any additional or different claims or the facts relative thereto.

          C. NTC represents and warrants that it has had this Release reviewed by legal counsel or other advisors of its own choosing and has received independent legal advice from legal counsel and other advisers with respect to the advisability of the execution of this Release, or has had the opportunity to do so and has freely and voluntarily determined not to do so, and that it is executing this Release freely and willingly following such consultation.

                              Dated:
                                    ------------------------------
                              National Telephone & Communications, Inc.


                    By:
                       ------------------------------
               Edward R. Jacobs, President and     Chief Executive Officer

          EXHIBIT G


                          UNANIMOUS WRITTEN CONSENT OF

                           THE BOARD OF DIRECTORS OF
                    NATIONAL TELEPHONE & COMMUNICATIONS, INC.
The undersigned, being all of the directors of National Telephone & Communications, Inc., a Nevada Corporation ("Company"), hereby adopt the following resolutions by unanimous written consent in lieu of a meeting pursuant to their authority to do so in the Bylaws of the Company and the laws of the State of Nevada.

RESOLVED, that the Release of Jerry Ballah by the Company dated ______________ and the Assumption of Debt executed by Incomnet (the "Agreements"), copies of which are attached to this Unanimous Written Consent of the Board of Directors as Exhibits 1 and 2, respectively, are hereby authorized, ratified, adopted and approved. The execution of the Release by Edward R. Jacobs, as the President and Chief Executive Officer of the Company on behalf of the Company is hereby ratified and approved.

RESOLVED, that the Company hereby releases Incomnet, in the form attached as
Exhibit 3, from its obligation to pay to the Company the Ballah debt obligations assumed by Incomnet, provided that in the opinion of NTC's independent accounting firm such release and the failure of Incomnet to pay such debt obligations to NTC shall not require NTC to record or reflect the Ballah debt obligations assumed by Incomnet as a charge to NTC's earnings.

RESOLVED, that the officers and directors of the Company be, and they hereby are, authorized, empowered and directed to do and perform all such acts and things and to sign all such documents, certificates, directions, instruments and statements, whether under the corporate seal of the Company or otherwise, and to take all such other steps as such officer, officers, director or directors shall determine to be necessary and advisable to effectuate the matters set forth in the foregoing resolution, any such determination to be conclusively evidenced by the taking or causing to be taken of such action or the execution and delivery of any such document, certificate, direction, instrument or statement by any such officer, officers, director or directors.

IN WITNESS WHEREOF, this Unanimous Written Consent of the Board of Directors of the Company has been executed on and is effective as of ______________________.

------------------------------               ------------------------------
Edward R. Jacobs                             Jerry Ballah, Director
Director


------------------------------
Melvyn Reznick, Director

                                    EXHIBIT H

                          UNANIMOUS WRITTEN CONSENT OF

                            THE BOARD OF DIRECTORS OF
                                 INCOMNET, INC.
The undersigned, being all of the directors of Incomnet, Inc., a California Corporation ("Company"), hereby adopt the following resolutions by unanimous written consent in lieu of a meeting pursuant to their authority to do so in the Bylaws of the Company and Section 307 of the California Corporations Code.

RESOLVED, that the Settlement Agreement, Mutual Release, Assignment of Claims and Covenant Not To Sue between the Company and Edward R. Jacobs, dated November 13, 1996 (the "Agreement"), a copy of which is attached to this Unanimous Written Consent of the Board of Directors as Exhibit 1, is hereby authorized, ratified, adopted and approved. The execution of the Agreement by Melvyn Reznick as the President and Chief Executive Officer of the Company on behalf of the Company is hereby ratified and approved.

RESOLVED, that the officers and directors of the Company be, and they hereby are, authorized, empowered and directed to do and perform all such acts and things and to sign all such documents, certificates, directions, instruments and statements, whether under the corporate seal of the Company or otherwise, and to take all such other steps as such officer, officers, director or directors shall determine to be necessary and advisable to effectuate the matters set forth in the foregoing resolution, any such determination to be conclusively evidenced by the taking or causing to be taken of such action or the execution and delivery of any such document, certificate, direction, instrument or statement by any such officer, officers, director or directors, including without limitation thereto, the authority to execute all documents specifically required to be executed as indicated in the Agreement and attachments thereto.

IN WITNESS WHEREOF, this Unanimous Written Consent of the Board of Directors of the Company has been executed on and is effective as of _______________________.

------------------------------               ------------------------------
Melvyn Reznick,                                     Albert Milstein, Director
Chairman of the Board of Directors


------------------------------
Nancy Zivitz, Director

                             EXHIBIT 3 TO EXHIBIT C

                            RELEASE OF INCOMNET, INC.

                  BY NATIONAL TELEPHONE & COMMUNICATIONS, INC.
          This Release is executed on _______________________________, by
National Telephone and Communications, Inc. ("NTC"), a Nevada Corporation, in favor of Incomnet, Inc. ("Incomnet"), a California corporation.

          WHEREAS, Edward R. Jacobs is currently employed by NTC as President and Chief Executive Officer of NTC, a wholly owned subsidiary of Incomnet, Inc. ("Incomnet");

          WHEREAS, Jacobs entered into certain loan agreements with NTC for the principal amount of $547,240, plus interest, in accordance with the authorization and direction of a unanimously approved resolution of NTC's Board of Directors dated October 12, 1995 ("Jacobs Loan Agreements"); and

          WHEREAS, Incomnet has assumed all obligations owed by Jacobs pursuant to the Jacobs Loan Agreements pursuant to a Settlement Agreement, Mutual Release, Assignment of Claims and Covenant Not to Sue executed by and between Jacobs and Incomnet dated November 13, 1996 ("Settlement Agreement").

          NOW, THEREFORE, in consideration of the above:

          1. NTC, for itself, its predecessors, successors and assigns, hereby releases, acquits, disclaims and forever discharges Incomnet from any and all debts, liabilities, obligations, promises, covenants, contracts, endorsements, bonds, controversies, actions, causes of action, judgments, damages, expenses, claims and demands whatsoever, in law or in equity, which NTC now has against Incomnet, or hereafter can, shall or may have, for, or by reason of or related to, the Jacobs Loan Agreements (the "Release").

          2. It is expressly understood and agreed that NTC expressly and voluntarily waives and relinquishes all rights and benefits under Section 1542 of the California Civil Code as well as all of the provisions of all comparable similar statutes of any State of the United States and/or principles of common law, if in any way applicable to this Release. The parties acknowledge that this waiver and relinquishment is an essential and material term of this Release without which the consideration described herein would not have been given and delivered and without which NTC would not have executed and delivered this Release. Section 1542 of the California Civil Code provides as follows:

          "GENERAL RELEASE - CLAIMS EXTINGUISHED:

          A GENERAL RELEASE DOES NOT EXTEND TO CLAIMS WHICH A CREDITOR DOES NOT KNOW OR SUSPECT TO EXIST IN HIS FAVOR AT THE TIME OF EXECUTING THE RELEASE, WHICH IF KNOWN BY HIM MUST HAVE MATERIALLY AFFECTED HIS SETTLEMENT WITH THE DEBTOR."

               A. NTC acknowledges that the effect and import of this Release and of the waivers contained in Paragraph 1 above and this Paragraph have been explained to it by its own legal counsel, or that it has had the opportunity but has chosen not to retain legal counsel, particularly in regard to the above releases. With this knowledge and understanding, NTC elects to, and does, waive the provisions of Section 1542 of the California Civil Code and of any similar case or statutory law of other states that may be applicable, and relinquishes any rights which it may otherwise have thereunder, to the fullest extent permitted by law, with regard to the above releases, and agrees that the above releases shall remain in full force and effect notwithstanding any discovery or existence of any additional or different facts.

               B. NTC acknowledges that should its representatives hereafter discover facts different from, or in addition to, those its representatives now know or believe to be true, including without limitation, facts concerning the matters covered in the recitals above, NTC agrees that this Release shall be in, and remain in, full force and effect in all respects, notwithstanding (a) any discovery by it or its representative of such different or additional facts; or
(b) the present knowledge, if any, of the parties, or any other person; or (c) whether full disclosure has been made by the parties, or any other person, of all facts presently known to such person. It is the intention of NTC to hereby fully, finally and forever settle and release as against Incomnet all claims referred to in the Release ("Released Claims") and any and all items relative to the Released Claims that now exist, or heretofore have existed between Incomnet and NTC as set forth herein. In furtherance of such intention, this Release shall be and remain in effect as a full and complete release of all matters covered hereby, notwithstanding the discovery by NTC, or its representatives, of the existence of any additional or different claims or the facts relative thereto.

               C. NTC represents and warrants that it has had this Release reviewed by legal counsel or other advisors of its own choosing and has received independent legal advice from legal counsel and other advisers with respect to the advisability of the execution of this Release, or has had the opportunity to do so and has freely and voluntarily determined not to do so, and that it is executing this Release freely and willingly following such consultation.

                              Dated:
                                    ------------------------------
                              National Telephone & Communications, Inc.


                    By:
                       ------------------------------
          Edward R. Jacobs, President and         Chief Executive Officer

                             EXHIBIT 3 TO EXHIBIT G

                            RELEASE OF INCOMNET, INC.

                  BY NATIONAL TELEPHONE & COMMUNICATIONS, INC.
          This Release is executed on ___________________________, by National Telephone and Communications, Inc. ("NTC"), a Nevada Corporation, in favor of Incomnet, Inc. ("Incomnet"), a California corporation.

          WHEREAS, Ballah is currently employed by NTC as Executive Vice President of NTC, a wholly owned subsidiary of Incomnet, Inc. ("Incomnet");

          WHEREAS, Ballah entered into certain loan agreements with NTC for the principal amount of $465,000, plus interest, in accordance with the authorization and direction of a unanimously approved resolution of NTC's Board of Directors dated October 12, 1995 ("Ballah Loan Agreements"); and

          WHEREAS, Incomnet has assumed all obligations owed by Ballah pursuant to the Ballah Loan Agreements pursuant to a Settlement Agreement, Mutual Release, Assignment of Claims and Covenant Not to Sue executed by and between Jacobs and Incomnet dated November 13, 1996 ("Settlement Agreement").

          NOW, THEREFORE, in consideration of the above:

          1. NTC, for itself, its predecessors, successors and assigns, hereby releases, acquits, disclaims and forever discharges Incomnet from any and all debts, liabilities, obligations, promises, covenants, contracts, endorsements, bonds, controversies, actions, causes of action, judgments, damages, expenses, claims and demands whatsoever, in law or in equity, which NTC now has against Incomnet, or hereafter can, shall or may have, for, or by reason of or related to, the Ballah Loan Agreements (the "Release").

          2. It is expressly understood and agreed that NTC expressly and voluntarily waives and relinquishes all rights and benefits under Section 1542 of the California Civil Code as well as all of the provisions of all comparable similar statutes of any State of the United States and/or principles of common law, if in any way applicable to this Release. The parties acknowledge that this waiver and relinquishment is an essential and material term of this Release without which the consideration described herein would not have been given and delivered and without which NTC would not have executed and delivered this Release. Section 1542 of the California Civil Code provides as follows:

          "GENERAL RELEASE - CLAIMS EXTINGUISHED:

          A GENERAL RELEASE DOES NOT EXTEND TO CLAIMS WHICH A CREDITOR DOES NOT KNOW OR SUSPECT TO EXIST IN HIS FAVOR AT THE TIME OF EXECUTING THE RELEASE, WHICH IF KNOWN BY HIM MUST HAVE MATERIALLY AFFECTED HIS SETTLEMENT WITH THE DEBTOR."


               A. NTC acknowledges that the effect and import of this Release and of the waivers contained in Paragraph 1 above and this Paragraph have been explained to it by its own legal counsel, or that it has had the opportunity but has chosen not to retain legal counsel, particularly in regard to the above releases. With this knowledge and understanding, NTC elects to, and does, waive the provisions of Section 1542 of the California Civil Code and of any similar case or statutory law of other states that may be applicable, and relinquishes any rights which it may otherwise have thereunder, to the fullest extent permitted by law, with regard to the above releases, and agrees that the above releases shall remain in full force and effect notwithstanding any discovery or existence of any additional or different facts.

               B. NTC acknowledges that should its representatives hereafter discover facts different from, or in addition to, those its representatives now know or believe to be true, including without limitation, facts concerning the matters covered in the recitals above, NTC agrees that this Release shall be in, and remain in, full force and effect in all respects, notwithstanding (a) any discovery by it or its representative of such different or additional facts; or
(b) the present knowledge, if any, of the parties, or any other person; or (c) whether full disclosure has been made by the parties, or any other person, of all facts presently known to such person. It is the intention of NTC to hereby fully, finally and forever settle and release as against Incomnet all claims referred to in the Release ("Released Claims") and any and all items relative to the Released Claims that now exist, or heretofore have existed between Incomnet and NTC as set forth herein. In furtherance of such intention, this Release shall be and remain in effect as a full and complete release of all matters covered hereby, notwithstanding the discovery by NTC, or its representatives, of the existence of any additional or different claims or the facts relative thereto.

               C. NTC represents and warrants that it has had this Release reviewed by legal counsel or other advisors of its own choosing and has received independent legal advice from legal counsel and other advisers with respect to the advisability of the execution of this Release, or has had the opportunity to do so and has freely and voluntarily determined not to do so, and that it is executing this Release freely and willingly following such consultation.

                              Dated:
                                    ------------------------------
                              National Telephone & Communications, Inc.


                    By:
                       ------------------------------
          Edward R. Jacobs, President and     Chief Executive Officer